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                                                                  Exhibit (C)(1)


                              ACQUISITION AGREEMENT


         AGREEMENT, dated February 24, 1999, among Asia Media Communications, Ltd., a Nevada corporation ("AMC"), the persons listed on Exhibit "A" attached hereto and made a part hereof (individually, a "Seller" and collectively, the "Sellers"), being all of the stockholders of Tecnochannel Sdn Bhd, a Malaysian corporation ("TSB"), and solely with respect to paragraph 11 below, GEM Ventures Ltd., a Delaware corporation ("GEM").

         WHEREAS, the Sellers own a total of 900,000 shares (the "TSB Shares") of common stock, RM 1 par value, of TSB; and

         WHEREAS, the Sellers desire to sell the TSB Shares to AMC, and AMC desires to purchase the Shares from the Sellers,

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereto do hereby agree as follows:

         1. Purchase and Sale. Subject to the terms and conditions of this Agreement, each of the Sellers hereby sells, transfers, assigns and conveys and delivers to AMC, and AMC hereby purchases and acquires from each Seller, good and marketable title to such portion of the TSB Shares owned by each Seller as set forth in Exhibit "A", free and clear of all mortgages, liens, encumbrances, claims, equities and obligations to other persons of every kind and character, except that the TSB Shares are restricted securities as set forth in paragraph 3
(c) hereof. The TSB Shares constitute all of the issued and outstanding shares of capital stock of TSB. Simultaneously herewith, each Seller is delivering to AMC certificate(s) duly endorsed for transfer or accompanied by duly executed stock powers in blank, together with such other instruments, if any, as may be necessary to convey such portion of the TSB Shares as being sold by each Seller to AMC as provided herein.

         2. Consideration. In exchange for the TSB Shares, AMC hereby agrees to issue to the Sellers an aggregate of 8,500,000 shares (the "AMC Shares") of AMC common stock, par value $.01 per share. Each Seller shall be entitled to receive such portion of the AMC Shares as set forth opposite each Seller's name on Exhibit "A." AMC shall cause the certificates representing the AMC Shares to be issued and delivered to the Sellers as soon as practicable following the execution of this Agreement.

         3. Warranties and Representations of Sellers. In order to induce AMC to enter into this Agreement and to complete the transaction contemplated hereby, each Seller, jointly and severally, warrants and represents to AMC that:

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         (a) Organization and Standing. TSB is a corporation duly organized, validly existing and in good standing under the laws of Malaysia, is qualified to do business as a foreign corporation in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. Attached hereto as Exhibit "B" are true and correct copies of TSB's Certificate of Incorporation, amendments thereto and By-laws.

         (b) Capitalization. TSB's entire authorized capital stock consists of 5,000,000 shares of common stock, par value RM 1 per share, of which 900,000 shares are issued and outstanding. There are no subscriptions, options or other agreements or commitments obligating TSB to issue any shares of its capital stock or securities convertible into its capital stock. The TSB Shares constitute one hundred (100%) percent of the equity capital of TSB, which includes, inter alia, one hundred (100%) percent of TSB's voting power, right to receive dividends, when, as and if declared and paid, and the right to receive the proceeds of liquidation attributable to common stock, if any.

         (c) Ownership of TSB Shares. Each Seller is the sole record and beneficial owner of such portion of the TSB Shares as set forth in Exhibit "A". Each Seller owns such portion of the TSB Shares free and clear of any lien, claim, pledge, encumbrance, charge, security interest, claim or right of another and has the absolute right to sell and transfer such portion of the TSB Shares to AMC without the consent of any other person or entity. Upon transfer of the TSB Shares to AMC hereunder, AMC will acquire good and marketable title to the TSB Shares free and clear of any lien, pledge, encumbrance, charge, security interest, claim, right of another or restriction whatsoever, except that the TSB Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

         (d) Taxes. TSB has filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay or accrue will not have a material adverse effect on TSB.

         (e) Pending Actions. There are no material legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting TSB, or against the Sellers that arise out of their operation of TSB, the laws, rules and regulations governing the operations of TSB, the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations of the U.S. Securities and Exchange Commission ("SEC"), or the securities laws and regulations of any state.

         (f) Governmental Regulation. TSB holds the licenses and registrations set forth on Exhibit "C" hereto from the jurisdictions set forth therein, which licenses and registrations are all of the licenses and registrations necessary to permit TSB to conduct its current business. All of such licenses and registrations are in full force and effect, and there are no proceedings, hearings or other actions pending that may affect the validity or continuation of any of them. No approval of any other trade or professional association or agency of government is required for any of the

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transactions effected by this Agreement, and the completion of the transactions contemplated by this Agreement will not, in and of themselves, affect or jeopardize the validity or continuation of any of them.

         (g) Ownership of Assets. TSB has good and marketable title, without any liens or encumbrances of any nature whatever, to all its assets, properties and rights of every type and description, including, without limitation, all cash on hand and in banks, certificates of deposit, stocks, bonds, and other securities, good will, customer lists, its corporate name and all variants thereof, trademarks and trade names, copy rights and interests thereunder, licenses and registrations, pending licenses and permits and applications therefor, inventions, processes, know-how, trade secrets, real estate and interests therein and improvements thereto, machinery, equipment, vehicles, notes and accounts receivable, fixtures, rights under agreements and leases, franchises, all rights and claims under insurance policies and other contracts of whatever nature, rights in funds of whatever nature, books and records and all other property and rights of every kind and nature owned or held by TSB as of the date of this Agreement; except in the ordinary course of its business, TSB has not disposed of any such asset since the date of the most recent balance sheet described in Section 3(l) of this Agreement.

         (h) No Debt Owed by TSB to Sellers. Except as set forth in Exhibit "D", TSB does not owe any money, securities, or property to any Seller or any member of their families or to any company controlled by such a person, directly or indirectly. To the extent that TSB may have any undisclosed liability to pay any sum or property to any such person or entity or any member of their families such liability is hereby forever irrevocably released and discharged.

         (i) Corporate Records. All of TSB's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records of TSB, are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation.

         (j) No Misleading Statements or Omissions. Neither this Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to AMC by the Sellers in connection herewith, contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

         (k) Validity. Each Seller is fully able, authorized and empowered to execute and deliver this Agreement and any other agreement or instrument contemplated by this Agreement and to perform his, her or its covenants and agreements hereunder and thereunder. This Agreement and any such other agreement or instrument, upon execution and delivery by Sellers (and assuming due execution and delivery by the other parties hereto and thereto), will constitute the valid and binding obligation of each Seller, in each case enforceable against each Seller in accordance with its terms, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights. The execution and delivery of this Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default

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under or violate, TSB's Certificate of Incorporation or By-laws, or any material agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which TSB is or any Seller is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court, regulatory agency or other governmental injunction, decree, law, rule or regulation of any court, regulatory agency or other governmental body; and the business now conducted by TSB can continue to be so conducted after completion of the transaction contemplated hereby with TSB as a wholly-owned subsidiary of AMC.

         (l) TSB Financial Statements. Attached hereto as Exhibit "E-1" are the statutory accounts of TSB for the year ended 31st December, 1997. Included therein are the balance sheet of TSB as at 31st December, 1997, the profit and loss account and cash flow statement of TSB for the year then ended, together with the related notes and the opinion thereon of TSB's independent auditors, Y.T. Yee & Co. (collectively, the "Audited Financial Statements"). Attached hereto as Exhibit "E-2" is the unaudited, pro forma summary profit and loss account of TSB for the eight months ended August 1998, together with the related assumptions and notes (collectively, the "Interim Statement"). The Audited Financial Statements and the Interim Statement (a) are in accordance with the books and records of TSB, (b) are complete and correct in all material respects, and (c) fairly present the financial position of TSB as of the dates indicated and the results of its operations for the periods then ended in accordance with local generally accepted accounting principles applied on a consistent basis, subject, in the case of the Interim Statement, to customary year end audit adjustments, none of which will be material in nature or scope.

         (m) TSB's Corporate Summary. TSB's Corporate Summary (attached hereto as Exhibit "F") accurately describes TSB's business, assets, proposed operations and management as of the date thereof; since the date of the Corporate Summary there has been no material change in the business plan set forth therein and no material adverse change in TSB of any kind or nature whatsoever.

         (n) Investment Intent; Legend. Each Seller is acquiring his, her or its portion of the AMC Shares for such Seller's own account and is purchasing such portion for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part of the AMC Shares except in compliance with all applicable provisions of the Securities Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. The AMC Shares are "restricted securities" as that term is defined under Rule 144 of the Securities Act, and any sales of the AMC Shares made in reliance upon Rule 144 can be made only in limited amounts in accordance with the terms and conditions of that Rule and will require an opinion of counsel satisfactory to AMC and AMC's counsel that registration is not required under Securities Act or state securities laws. Each Seller understands that any and all certificates representing the AMC Shares and any and all certificates issued in replacement thereof or in exchange therefor shall bear the customary restrictive legend.

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         4. Warranties and Representations of AMC. In order to induce the
Sellers to enter this Agreement and to complete the transaction contemplated hereby, AMC warrants and represents to the Sellers that:

         (a) Organization and Standing. AMC is a corporation duly organized validly existing and in good standing under the laws of the State of Nevada, is qualified to do business as a foreign corporation in every other state in which it operates to the extent required by the laws of such states, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business.

         (b) Capitalization. AMC's entire authorized capital stock consists of 50,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, of which 55,355 shares of common stock and no shares of preferred stock are issued and outstanding. There is also issued and outstanding a warrant to purchase 1,000,000 shares of AMC's common stock at a price per share equal to the par value thereof and an option to purchase 12,500 shares of AMC's common stock for no consideration. The relative rights and preferences of AMC's equity securities are set forth in its Certificate of Incorporation, as amended and By-laws (attached hereto as Exhibit "G" hereto). There are no other voting or equity securities convertible into voting stock and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which AMC is bound, calling for the issuance of any additional shares of common stock or any other voting or equity security of AMC. The By-laws of AMC provide that a simple majority of the shares voting at a stockholders meeting at which a quorum is present may elect all of the directors of AMC. Cumulative voting is not provided for by the By-laws or Certification of Incorporation of AMC. Upon issuance all of the AMC Common Stock will be validly issued fully paid and non-assessable.

         (c) Ownership of AMC Shares. By AMC's issuance of the AMC Shares to the Sellers pursuant to this Agreement, the Sellers will thereby acquire good and marketable title thereto, free and clear of all liens, encumbrances and restrictions of any nature whatever, except by reason of the fact that such AMC Shares will not have been registered under the Securities Act and/or as provided for in paragraph 3(n) above.

         (d) Significant Agreements. AMC is not a party to or otherwise bound by any of the following:

             (i) Employment, advisory or consulting contract;

             (ii) Plan providing for employee benefits of any nature, except for the Asia Media Communications, Ltd. 1999 Incentive Program under which no grants have been made;

             (iii) Lease with respect to any property or equipment;

             (iv) Contract or commitment for any future expenditure in excess of $1,000 in the aggregate;

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             (v) Contract or commitment pursuant to which it has assumed, guaranteed, endorsed or otherwise become liable for any obligation of any other person, firm or organization;

             (vi) Contract, agreement, understanding, commitment or arrangements, other than in the normal course of business and other than the warrant and option described above.

             (vii) Agreement with any person relating to the dividend, purchase or sale of securities, that has not been settled by the delivery or payment of securities when due, and which remains unsettled upon the date of the Agreement.

         (e) Taxes. AMC has filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situated, and has paid all taxes as shown on such returns. All of such returns are true and complete.

         (f) Absence of Liabilities. AMC has no liabilities of any kind or nature, fixed or contingent, except for the costs, including legal and accounting fees and other expenses, in connection with the transaction contemplated hereunder, for which AMC agrees to be responsible and to pay in full.

         (g) No Pending Actions. There are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting AMC, or against any of AMC's officers or directors and arising out of their operation of AMC. AMC has been in compliance with, and has not received notice of violation of any law, ordinance or regulation of any kind whatever, including, but not limited to, the Securities Act, the Exchange Act, the rules and regulations of the SEC, or the securities laws and regulations of any state. AMC is not an investment company as defined in the securities laws.

         (h) Corporate Records. All of AMC's books and records, including, without limitation, its books of account corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation.

         (i) No Misleading Statements or Omissions. Neither this Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to the Sellers by AMC in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

         (j) Validity. All corporate and other proceedings required to be taken by AMC in order to enter into and to carry out this Agreement have been duly and properly taken. This Agreement has been duly executed by AMC, and constitutes a valid and binding obligation of AMC. The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate, AMC's Certificate of Incorporation or By-laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which AMC is a party or

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is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court, regulatory agency or other governmental body.

         (k) Enforceability. When duly executed and delivered by AMC (and assuming due execution and delivery by the other parties hereto), this Agreement will be enforceable by the Sellers in accordance with its terms except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights.

         (l) SEC Reports; Financial Statements. AMC has provided Sellers with a true and correct copy of each report filed by AMC with the SEC during the preceding 12 months (collectively, the "SEC Reports") and the SEC Reports constitute all of the documents required to be filed by AMC with the SEC during such period. The financial statements of AMC included in the SEC Reports (1) are in accordance with the books and records of AMC, (2) are complete and correct in all material respects, (iii) present fairly the financial position and results of operations of AMC as of their respective dates indicated (subject, in the case of unaudited statements, to normal, recurring year end audit adjustments none of which were or will be material and (4) have been prepared in accordance with generally accepted accounting principles consistently applied.

         (m) Financial Condition. As of the date of this Agreement, AMC has no material assets or liabilities except for liabilities for fees and expenses in connection with the transaction contemplated hereunder.

         5. Survival. All representations, warranties, covenants and agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of the Agreement and payment pursuant thereto.

         6. Exhibits. All Exhibits attached hereto are incorporated herein by this reference as if they were set forth in their entirety.

         7. Miscellaneous Provisions. This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may the Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

         8. Intermediaries. As compensation for acting as an advisor to AMC with respect to this transaction, GEM. Ltd. (or its designee(s)) will be issued 440,000 shares of AMC common stock.

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         9. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, and any disputes hereunder shall be submitted to the jurisdiction of the courts of the State of New York.

         10. Counterparts. This Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding agreement, with one counterpart being delivered to each party hereto.

         11. GEMV. GEMV represents to the Sellers that to the best of its knowledge neither this Agreement nor any financial statement, exhibit, schedule or document attached hereto regarding AMC or furnished by AMC to the Sellers in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts herein or therein not materially misleading.

             IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the 24th day of February, 1999.


ON BEHALF OF Asia Media Communications, Ltd.


By: /s/ Edward J. Tobin
        President



ON BEHALF OF the Sellers


By: /s/ T.S. Wong


ON BEHALF OF GEM VENTURES LTD.
WITH RESPECT SOLELY TO PARAGRAPH 11

By: /s/ Edward J. Tobin
        President

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                                    EXHIBIT A

                                     SELLERS

Seller's Name and Address     No. of TBS Shares Owned     No. of AMC Shares to be Issued
-------------------------     -----------------------     ------------------------------
Ambang Dinamik Sdn. Bhd.              359,999                       3,399,990
41B Damai Complex
Jalan Dato Hj. Yusoff
50400 Kuala Lumpur
Malaysia

Star Channel Systems                  540.000                       5,100,000
  Sdn Bhd
17.03B, 17th Floor
Semua House
3 Jalan Bunus Enam
Off Jalan Masjid India
50100 Kuala Lumpur
Malaysia

Cheah Meng Fui                              1                              10
Suite 10-01, Heritage House
33 JLN YAP AH SHAK
50300 Kuala Lumpur
Malaysia

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